Titan Financial Services Fund

                                   Prospectus
                                  May 20, 1996
                         As supplemented March 10, 1997

                          TITAN FINANCIAL SERVICES FUND
                            9672 Pennsylvania Avenue
                         Upper Marlboro, Maryland 20772
                                  888-44-TITAN
                        Account Inquiries 1-800-385-7003


     Titan Financial Services Fund (the "Fund"), a diversified, professionally managed portfolio, is a separate series of Professionally Managed Portfolios. The Fund's primary objective is capital appreciation. Its secondary objective is moderate income. The Fund will seek to achieve its objectives by investing principally in equity securities of financial services companies, which include commercial banks, consumer banks, savings and loan institutions, insurance companies, finance companies, mortgage and other lenders, securities brokerage companies, credit card providers, service providers to the banking and financial services sectors and holding companies. See "Investment Objectives and Policies." No assurance can be given that the Fund's investment objectives will be realized.

     This Prospectus  concisely sets forth  information  about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information ("SAI"), dated May 20, 1996 (which is incorporated by reference herein), is on file with the Securities and Exchange Commission. You can obtain a free copy of the SAI, and further inquiries can be made, by contacting the Fund, or by calling 888-44-TITAN.

                                Table of Contents

         Prospectus Summary......................................................................      2
         Expenses of Investing in the Fund.......................................................      3
         Financial Highlights....................................................................      4
         Investment Objectives and Policies; Risk Factors........................................      5
         Management and Administration of the Fund...............................................      8
         Purchase of Fund Shares.................................................................      9
         How to Redeem an Investment in the Fund.................................................     10
         Plan of Distribution....................................................................     11
         Determination of Net Asset Value........................................................     12
         Dividends, Distributions and Taxes......................................................     12
         Performance Information.................................................................     13
         General Information.....................................................................     13


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK. SHARES OF THE FUND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                          Prospectus dated May 20, 1996
                         As supplemented March 10, 1997

     No person has been authorized to give any information or make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not be lawfully made.

                          TITAN FINANCIAL SERVICES FUND

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

     The Fund. Titan Financial Services Fund (the "Fund"), a diversified, professionally managed portfolio, is a separate series of Professionally Managed Portfolio (the "Trust"), a registered open-end management investment company.

     Investment Objectives and Policies. Capital appreciation and, secondarily, moderate income; invests principally in equity securities of financial services companies, which include commercial banks, consumer banks, savings and loan institutions, insurance companies, finance companies, mortgage and other lenders, securities brokerage companies, credit card providers, service providers to the banking and financial services sectors and holding companies.

     Investment  Adviser.   Titan  Investment  Advisers,  LLC  (the  "Investment
Adviser"). See "Management and Administration of the Fund."

     Administrator.   Investment   Company   Administration   Corporation   (the
"Administrator"). See "Management and Administration of the Fund."

     Purchases. Shares of the Fund are available without a sales charge. See "Purchase of Fund Shares."

     Redemptions. The Fund's shareholders may redeem shares at net asset value through American Data Services, Inc, the Fund's transfer agent (the "Transfer Agent").

     Dividends. Declared and paid annually; net capital gain also is distributed annually. See "Dividends, Distributions and Taxes."

     Minimum Purchase. $5,000 for first purchase; $100 for subsequent purchases.

     Who Should Invest. The Fund invests primarily in equity securities of financial services companies, which include commercial banks, consumer banks, savings and loan institutions, insurance companies, finance companies, mortgage and other lenders, securities brokerage companies, credit card providers, service providers to the banking and financial services sectors and holding companies. Accordingly, the Fund is designed for investors who are seeking capital appreciation potential and to a lesser extent, moderate income, for a portion of their assets and who can assume the risks of greater fluctuation of market value resulting from investment in a portfolio concentrated in the banking and savings and loan industries. While the Fund is not intended to provide a complete or balanced investment program it can serve as one component of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.

     Risk Factors. There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. The Fund's concentration in the financial services industries subjects its shares to greater risk than the shares of a fund whose portfolio is not so concentrated and, in particular, its shares will be affected by economic, legislative and regulatory developments impacting those industries. Neither the federal insurance of bank and savings and loan deposits nor governmental regulation of the bank and savings and loan industries ensures the solvency or profitability of commercial banks and thrifts or their holding companies or insurers against the risks of investing in the equity securities issued by these institutions. The Fund's investments in foreign securities and its use of options also entail special risks. The Investment Adviser has no prior experience in managing investment companies, although its President and Portfolio Manager has over thirty years experience in the banking and financial service industry.

                        EXPENSES OF INVESTING IN THE FUND

     The following table is intended to assist investors in understanding the expenses associated with investing in the Fund.

Shareholder Transactions Costs:
     Maximum sales charge on purchases (as a % of offering price)................................    NONE
     Sales charges on reinvested distributions...................................................    NONE
     Deferred sales charges......................................................................    NONE
     Redemption fee1 ............................................................................   1.00%

Annual Fund Operating Expenses (as a % of average net assets):
     Investment advisory fees....................................................................   1.00%
     12b-1 distribution and service fees2........................................................   0.25%
     Other expenses (estimated) (after reimbursement)............................................   1.25%
                                                                                                    ----
     Total Fund Operating Expenses (after reimbursement)2 .......................................   2.50%
                                                                                                    ====

1 A redemption fee is assessed on redemptions of shares purchased and redeemed within two years of purchase; the maximum fee is 1.00% of the value of the shares redeemed in the first year.

2 The Fund has adopted a plan of distribution under which the fund will pay a distribution fee at an annual rate of up to 0.25% of the Fund's net assets. A long-term shareholder may pay more, directly and indirectly, in such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers. Shares will be redeemed at net asset value per share. In the absence of the Adviser's expense reimbursement, it is estimated that "other expenses" would be 1.75% and total operating expenses would be 3.00%.

Example of Effect of Expenses:

     An investor would pay the following expenses on a $1,000 assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                                                  1 Year            3 Years

     Assuming No Redemption                         $25               $78

     Assuming complete redemption at the
     end of period, with redemption fee             $36               $78

     This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. This Example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be more or less than those shown. The actual expenses attributable to the Fund's shares will depend upon, among other things, the level of average net assets, the extent to which the Fund incurs variable expenses, such as transfer agency costs, and whether the Investment Adviser reimburses all or a portion of the Fund's expenses and/or waives all or a portion of its advisory fees.

                          Titan Financial Services Fund

FINANCIAL HIGHLIGHTS
Unaudited
For a capital share outstanding throughout the period (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    May 22, 1996*
                                                                                                       through
                                                                                                October 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period.......................................................            $10.00
Income from Investment Operations:
      Net investment income................................................................               .04
      Net realized and unrealized gain on investments......................................              1.05
                                                                                                         ----
Total from investment operations...........................................................              1.09
                                                                                                         ----

Net Asset Value, End of Period.............................................................            $11.09
                                                                                                       ======

Total Return...............................................................................             26.07%+

Ratios/Supplemental Data:
Net assets, end of period (millions).......................................................            $ 4.8

Ratio of expenses to average net assets:
      Before expense reimbursement.........................................................              3.19%+
      After expense reimbursement..........................................................              2.50%+

Ratio of net investment income to average net assets:
      Before expense reimbursement.........................................................              0.33%+
      After expense reimbursement..........................................................              1.03%+

Portfolio turnover rate....................................................................             25.42%

Average commission rate paid...............................................................            $ 0.0213++

*Commencement of operations.

+Annualized.

++For fiscal years beginning after September 1, 1995, a fund is required to disclose average commission rate per share for security trades on which commissions are charged.

                INVESTMENT OBJECTIVES AND POLICIES; RISK FACTORS

     The Fund's primary investment objective is capital appreciation. Its secondary objective is moderate income. The investment objectives of the Fund are fundamental and may not be changed without the approval of the holders of a majority of the Fund's shares.
There is no assurance that the Fund's investment objectives will be achieved.

     The Fund will seek to achieve its investment objectives by investing at least 65%, and possibly up to 100% of its total assets in equity securities of financial services companies, which include commercial banks, consumer banks, savings and loan institutions, insurance companies, finance companies, mortgage and other lenders, securities brokerage companies, credit card providers and service providers to the banking and financial services sectors, and holding companies for each of the foregoing. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants, and convertible bonds.

     In seeking its objective, the Fund will concentrate on equity securities of such companies that are, in the Investment Adviser's opinion, undervalued both from the standpoint of book value and earnings. The Investment Adviser will seek to identify companies whose prospects are deemed attractive on the basis of a growth in earnings and assets and the companies fundamentals. Equity selection will be made on the basis of book value, earnings, quality of assets, merger potential, and franchise value (particularly in regard to banks and savings and loan institutions). The Investment Adviser will pay particular attention to smaller banking institutions with assets of $5 billion or less. In addition, the Fund will invest in stronger mutual savings banks that have converted to publicly held companies. The Fund will also endeavor to open deposit accounts with mutual savings and loan associations with the intent of subscribing to stock in the event the institutions go public.

     The Fund may also invest up to 35% of its assets in equity securities of other types of issuers and in debt securities of all issuers, including money market investments. The market value of the debt securities in the Fund's portfolio will also tend to vary in an inverse relationship with changes in interest rates. For example, as interest rates rise, the market value of debt securities tend to decline. The Fund also may invest up to 20% of its total assets in American Depository Receipts ("ADRs"). See "Specialized Risk Factors of Foreign Securities."

     The Fund will invest no more than 5% of its total assets in the securities of any one issuer other than the U.S. government, except that up to 25% of the Fund's total assets may be invested without regard to this limitation. In addition, in order to be diversified, the Fund normally expects to be invested in the securities of at least 30 separate companies.

     The Fund does not constitute a complete investment program. Thus, it is recommended that an investment in this Fund be considered only one portion of your overall investment portfolio. Securities in which the fund invests, and its share price and returns, are subject to fluctuation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund is more suitable for longer term investors who can bear the risk of short-term fluctuation in principal and net asset value that are inherent in investing in equity securities for capital appreciation.

     Special Considerations and Risks Relating to the Financial Services Industry. Because the Fund's investments will be concentrated in the financial services industry, its shares are subject to greater risks than the shares of a fund whose portfolio is not so concentrated, and it will be particularly affected by economic, legislative and regulatory developments affecting those industries. Events may occur which significantly affect the banking and financial services industries resulting in the Fund's share value increasing or decreasing at rates faster than the share value of a mutual fund with investments in many industries.

     Commercial banks, savings and loan institutions and their holding companies are especially influenced by adverse effects of volatile interest rates, portfolio concentrations in loans to particular businesses, such as real estate and energy, and competition from new entrants in their areas of business. These institutions are subject to extensive federal regulation and, in some cases, to state regulation as well. However, neither federal insurance of deposits nor regulation of the bank and savings and loan industries ensures the solvency or profitability of commercial banks or savings and loan institutions or their holding companies, or insures against the risk of investing in the equity securities issued by these institutions.

     Investment banking, securities and commodities brokerage and investment advisory companies also are subject to governmental regulation and investments in those companies are subject to the risks related to securities and commodities trading and securities underwriting activities. Insurance companies also are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may be inadequate for some lines of business. The performance of insurance companies will be affected by interest rates, severe competition in the pricing of services, claims activities, marketing competition and general economic conditions.

     The financial services industry may be subject to greater government regulation than many other industries and changes in governmental policies and the need for regulatory approval may have a material effect on the services of this industry. As previously noted, banks, savings and loan institutions, and finance companies are subject to extensive governmental regulations which may limit both the financial commitments they can make, including the amounts and types of loans, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change.

     Specialized Risk Factors of Foreign Securities. As previously stated in this Prospectus, the Fund may invest up to 20% of its total assets in ADRs, which are securities convertible into securities of corporations based in foreign countries. These investment may involve special risks arising from political, economic and social developments abroad, as well as those that may result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies.

     While the Fund generally invests only in securities that are traded on recognized exchanges or in over-the-counter ("OTC") markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign securities trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt to payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in foreign securities may be subject to less efficient settlement practices. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures may differ substantially from those of U.S. courts.

     Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental intervention in the currency markets. Any of these factors could adversely affect the Fund.

     Hedging Strategies. The Fund may attempt to reduce the overall risk of its investments (hedge) by purchasing and selling (writing) call and put options on debt and equity securities which are listed on Exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

     Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including cover for OTC options and securities whose disposition is restricted under the federal securities law (other than "Rule 144A" securities the Investment Adviser has determined to be liquid under procedures approved by the Fund's Board of Trustees). Rule 144A establishes a "safe harbor" from registration requirements of the Securities Act of 1933 ("1933 Act") for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable value for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     When-Issued and Delayed Delivery Securities. The Fund may purchase debt securities on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when- issued or delayed transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund generally would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when- issued or delayed basis, it immediately assumes the risks or ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a when-issued or delayed basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

     Other Information. When the Investment Adviser believes that conditions in the securities markets warrant a temporary defensive strategy, the Investment Adviser may temporarily invest up to 100% of the Fund's total assets in debt securities, preferred stock, cash or money market instruments or invest in any other securities the Investment Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Investment Adviser may use these alternative strategies. The Fund has no previous operating history nor does its Investment Adviser.

     The Fund intends to buy and hold securities for capital appreciation. Although the Fund does not intend to engage in substantial short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held, in accordance with the investment policies described earlier. Fund changes will be affected whenever the Fund's Investment Adviser believes they will benefit the performance of the portfolio. The Fund does expect to engage in a substantial number of portfolio transactions. It is anticipated that, under normal market conditions, the Fund's portfolio turnover rate will not exceed 100% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate; thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implication of the Fund's trading policy.

                    MANAGEMENT AND ADMINISTRATION OF THE FUND

     The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees must approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to its officers, to the Investment Adviser, and to the Administrator subject always to the investment objectives and policies of the Fund and to general supervision by the Board of Trustees.

     Investment Adviser

     Pursuant to an investment advisory contract with the Fund, effective May 20, 1996, Titan Investment Advisers, LLC (the "Investment Adviser") actively manages the Fund's portfolio with a view to achieving the Fund's investment objectives. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, as well as investment factors it deems relevant. The Fund's Board of Trustees is responsible for generally overseeing the conduct of the Fund's business. Subject to such policies as the Trustees may determine, the Investment Adviser furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. The Investment Adviser also manages the Fund's other affairs and businesses. As compensation for its services, the Investment Adviser will receive from the Fund a fee accrued daily and paid monthly at an annual rate of 1.00% of the Fund's average net assets. The contract may be terminated by either party without penalty on 60 days' written notice to the other party and will terminate automatically upon its assignment.

     Gilbert R. Giordano, President of the Investment Adviser, will have primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Giordano has been employed by the Adviser since its inception in 1996. Although the Investment Adviser has no prior experience in managing investment companies, Mr. Giordano has over thirty years experience in the banking and financial services industry. He was founder of the United Bank & Trust Company of Maryland in 1966, and continues to serve as Chairman of that organization, which was merged with First Virginia Bank and is now known as First Virginia Bank of Maryland. He is currently a member of the Board of Directors of First Virginia Bank, Inc. The Advisor has its principal executive offices at 9672 Pennsylvania Avenue, Upper Marlboro, Maryland 20772.

     The Fund pays all expenses not assumed by the Investment Adviser, including Trustees' fees, auditing, legal, custodial, transfer agency, investor servicing and shareholder reporting expenses, advisory fees, administration fees, federal and state registration fees, and payments under its distribution plan. The Adviser has agreed to limit the Fund's operating expenses to assure that the Fund's annual ratio of operating expenses to average net assets will not exceed 2.50%. The Adviser also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses, or to the extent required by applicable securities laws. Reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to do so and remain in compliance with applicable laws.

     Administrator

     Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administrative Management Agreement. Under that agreement, the Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals.
For its services, the Administrator receives a monthly fee at the following annual rate:

     Average net assets of the Fund                  Fee or fee rate

     Under $15 million                               $30,000
     $15 to $50 million                              0.20% of average net assets
     $50 to $100 million                             0.15% of average net assets
     $100 million to $150 million                    0.10% of average net assets
     Over $150 million                               0.05% of average net assets

                             PURCHASE OF FUND SHARES

     The  minimum  initial   investment  in  the  Fund  is  $5,000.   Subsequent
investments must be at least $100. First Fund Distributors, Inc. (the "Distributor"), acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans. In addition to cash purchases, shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities, provided that any such tendered security is readily marketable, its acquisition is consistent with the Fund's objective and it is otherwise acceptable to the Advisor.

     Shares of the Fund are offered continuously for purchase at their net asset value per share next determined after a purchase order is received. The public offering price is effective for orders received by the Fund prior to the time of the next determination of the Fund's net asset value. Orders received after the time of the next determination of the applicable Fund's net asset value will be entered at the next calculated public offering price.

Investors may purchase shares of the Fund by check or wire:

     By Check: For initial investments, an investor should complete the Fund's Account Application (included with this Prospectus). The completed application, together with a check payable to "Titan Financial Services Fund" should be mailed to the Fund: Titan Financial Services Fund, P.O. Box 856, Cincinnati, OH 45264-0856.

     A stub is attached to the account statement sent to shareholders after each transaction. For subsequent investments the stub should be detached from the statement and, together with a check payable to "Titan Financial Services Fund," mailed to the Fund in the envelope provided at the address indicated above. The investor's account number should be written on the check.

     By Wire: For initial investments, before wiring funds, an investor should call the Transfer Agent at (800) 385-7003 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, on a day when the NYSE is open for trading in order to receive an account number. The Transfer Agent will request the investor's name, address, taxpayer identification number, amount being wired and wiring bank. The investor should then instruct the wiring bank to transfer funds by wire to: Star Bank, Cincinnati, OH, ABA #0420-0001-3, DDA #485776504, for credit to Titan Financial Services Fund, for further credit to [investor's name and account number]. The investor should also ensure that the wiring bank includes the name of the Fund and the account number with the wire. If the funds are received by the Transfer Agent prior to the time that the Fund's net asset value is calculated, the funds will be invested on that day; otherwise they will be invested on the next business day. Finally, the investor should write the account number provided by the Transfer Agent on the Application Form and mail the Form promptly to the Transfer Agent.

     For subsequent investments, the investor's bank should wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire, but it is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information from the Transfer Agent about remitting funds in this manner and from their own banks about any fees that may be imposed.

     General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part. If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the NYSE (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the NYSE on the next business day. Federal tax law requires that investors provide a certified taxpayer identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

     The Fund is not required to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

                     HOW TO REDEEM AN INVESTMENT IN THE FUND

     A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

     Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws. These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.
Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

     Redemption Fee. A redemption fee is imposed upon redemptions of fund shares within two years of their initial purchase. The fee is designed to compensate the Fund for transaction costs and administrative expenses that may arise from frequent short-term trading activity in its shares. The fee is determined at the following rate:

     Year Since Purchase
     Payment Made                                        Redemption Fee as a Percentage of Amount Redeemed

     First.......................................................................................   1.0%

     Second......................................................................................   0.5%

     Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the NYSE is open by calling the Fund's Transfer Agent at (800) 385-7003 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time. Redemption proceeds will be mailed to the address of record or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and send the proceeds to the address of record on the account or transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. If these identification procedures are not followed, the Fund or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

     General. Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the SEC. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $5,000. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $5,000 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $5,000 before the Fund takes any action.

                              PLAN OF DISTRIBUTION

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan'), under which the Fund pays the Advisor, as distribution coordinator, a fee, which is accrued daily and payable monthly, at the annual rate of 0.25% the Fund's average daily net assets. The fee is treated by the Fund as an expense in the year it is accrued.

     Amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of Distributor account executives and others who engage in or support distribution of shares or who service stock accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. The Advisor may in its discretion and out of its own funds, compensate third parties, such as financial planners, advisors, brokers and financial institutions, for sales and marketing assistance with respect to the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund is determined once daily at 4:00 p.m., Eastern time (or on days when the New York Stock Exchange ("NYSE") closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on such federal and non-federal holidays as are observed by the NYSE.

     The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity unless the Board of Directors determines that this does not represent fair value.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to pay dividends at least annually and to distribute substantially all of the Fund's net investment income and net short-term capital gains, if any. The Fund intends to distribute dividends from net long-term capital gains, if any, once each year. The Fund may, however, determine to distribute all or part of any long-term capital gains in any year for reinvestment. All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares acquired from the reinvestment of dividends or capital gains distributions are not subject to the imposition of a contingent deferred sales charge upon their redemption.

     Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends-received deduction available to certain corporations.

     At the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends qualifying for the corporate dividends-received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders must furnish their taxpayer identification numbers and certify the accuracy of the numbers. Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

                             PERFORMANCE INFORMATION

     From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $5,000 over a period of one year as well as over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

     In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of a hypothetical investment of $10,000 in shares of the Fund. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance ratings and indexes compiled by independent organizations such as Lipper Analytical Services, Inc., Morningstar, the S&P Mid-Cap Index, NASDAQ Composite, Russell Mid Cap Index, S&P 100 Index and the Wilshire Mid Cap Index).

                               GENERAL INFORMATION

     Organization. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company and was organized as a Massachusetts Business Trust on February 17, 1987. The Fund is a series of the Trust. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from only other series.

     All shares of beneficial interest of the Fund (no par value) are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of a liquidation, each share of the Fund is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     Shareholder Rights. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management and Advisory Agreements); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

     Custodian and Transfer Agent. Star Bank, N.A., 425 Walnut St., Cincinnati, Oh 45202 is custodian of the Fund's assets. American Data Services, Inc., 24 West Carver St., Huntington, NY 11743 is the Fund's Transfer Agent.

     Confirmation and Statements. Shareholders will receive confirmation of purchases and redemptions of Fund shares. The Transfer Agent will provide shareholders with statements on a quarterly basis. Shareholders will also receive audited and unaudited semi-annual financial statements of the Fund.

                          Titan Financial Services Fund

                            9672 Pennsylvania Avenue
                         Upper Marlboro, Maryland 20772
                                  888-44-TITAN
                        Account Inquiries 1-800-385-7003


                                   Distributor

                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018


                                    Custodian

                                    Star Bank
                                 425 Walnut St.
                             Cincinnati, Ohio 45202


                     Shareholder Service and Transfer Agent

                          American Data Services, Inc.
                               24 West Carver St.
                              Huntington, NY 11743
                                 (800) 385-7003


                                    Auditors

                              Tait, Weller, & Baker
                               2 Penn Center Plaza
                             Philadelphia, PA 19102


                               Counsel to the Fund

                             Kirkpatrick & Lockhart
                                1800 M Street NW
                              Washington, DC 20036